Note 14 - Net Income (Loss) Per Share	12 Months Ended
Oct. 31, 2024
Notes to Financial Statements
Earnings Per Share [Text Block]
(14)	Net Income (Loss) Per Share

The following is a reconciliation of the numerators and denominators of the net income (loss) per share computations for the periods presented:

	Years ended October 31,
	2024	2023
Net income (loss) (numerator)	$(4,210,211)	$2,066,498
Shares (denominator)	7,749,182	7,880,429
Basic and diluted net income (loss) per share	$(0.54)	$0.26

Nonvested shares which have been issued and are outstanding as of October 31, 2024 totaling 208,001 were not included in the computation of basic and diluted net loss per share for the year ended October 31, 2024 (because to include such shares would have been antidilutive, or in other words, to do so would have reduced the net loss per share for that period).